SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C.   20549

                  ________________


                      FORM 8-K

                  ________________


                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 15, 1997


              ATLANTIC RICHFIELD COMPANY
------------------------------------------------------
(Exact name of registrant as specified in its charter)


                        Delaware
     ----------------------------------------------
     (State or other jurisdiction of incorporation)


        1-1196                                  23-0371610
------------------------                   -------------------
(Commission File Number)                      (IRS Employer
                                           Identification No.)


515 South Flower Street, Los Angeles, California        90071
-------------------------------------------------    ---------
    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511


                       Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.

     Press Release, dated September 15, 1997, announcing
ARCO's settlement of its 9% Exchangeable Notes due
September 15, 1997, with Lyondell Petrochemical Company stock owned by ARCO.

                         SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY


                                /s/ ALLAN L. COMSTOCK
                              ______________________________
                              Allan L. Comstock
                              Vice President and Controller

Dated:  September 15, 1997

                              - 3 -